SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018

Nutriband Inc.

Nevada	000-55654	81-1118176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South Orange Ave., Suite 1500, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

(407) 377-6695

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, the enforcement division staff of the Securities and Exchange Commission conducted an investigation into the accuracy of certain statements in the Company’s Form 10 registration statement filed June 2, 2016, as amended, and its Form 10-K annual report filed May 8, 2017. The staff’s inquiry was focused on the Company’s disclosure language in those filings relating to the FDA requirements for the Company’s consumer transdermal patch products. On August 10, 2018, the Company, the chief executive officer and the chief financial officer received a Wells notice from the enforcement division staff in connection with the investigation and, on September 7, 2018, the Company and the officers filed a Wells submission in response. After engaging in settlement discussions with the staff about the matters under investigation, the Company and the officers submitted an offer of settlement to resolve the investigation without admitting or denying any violations of the federal securities laws.

On December 26, 2018, the SEC announced that it has accepted the settlement offer and instituted settled administrative cease-and-desist proceedings against the Company and the officers. The SECs administrative order, dated December 26, 2018, finds that the Company and the officers consented – without admitting or denying any findings by the Commission – to cease-and-desist orders against them for violations by the Company of Sections 12(g) and 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 12b-20 and 13a-1 thereunder, which require issuers to file accurate registration statements and annual reports with the Commission; violations by the officers for causing the Company’s violations of the above issuer reporting provisions; and violations by the officers of Rule 13a-14 of the Exchange Act, which requires each principal executive and principal financial officer of issuers to attest that annual reports filed with the Commission do not contain any untrue statements of material fact. In addition to consenting to the cease-and-desist orders, the officers have each agreed to pay a $25,000 civil penalty to resolve the investigation. The administrative order does not impose a civil penalty or any other monetary relief against the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRIBAND, INC.

Date: December 27, 2018	/s/ Gareth Sheridan
Gareth Sheridan
Chief Executive Officer

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